TWELFTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED FEBRUARY 13, 1997
                                by and between
         VESTAR DEVELOPMENT CO., an Arizona corporation ("PURCHASER"),
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                  an Illinois limited partnership ("SELLER")

                                   RECITALS

     A. The parties have entered into the above-described Agreement of Purchase and Sale, as amended by the First through Eleventh Amendments ("Agreement").

     B. The parties now wish to further amend the Agreement in the manner set forth below.

     1. The Parties agree that the Closing Date is extended to and including December 19, 1997. In consideration of such extension, Purchaser shall pay Seller at Closing a non-applicable payment of $2,000 per day commencing December 9, 1997 and continuing to the date of Closing.

     2. All capitalized terms used in this Twelfth Amendment, to the extent not otherwise expressly defined herein, shall have the same meanings ascribed to such terms in the Agreement or the Escrow Agreement.

     3. Except as modified herein, the Agreement, as amended by this Twelfth Amendment, shall remain in full force and effect.

     4. This Twelfth Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     5. The parties hereto agree and acknowledge that a facsimile copy of any party's signature on this Twelfth Amendment shall be enforceable against such party as an original. The parties hereto further agree that this Twelfth Amendment shall be enforceable by and between the Purchaser and Seller prior to the execution of this Twelfth Amendment by Escrow Agent.


                         SELLER:  GLENDALE FASHION CENTER LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By: Glendale Fashion Center Partners, Inc., an Illinois corporation, its general partner

                         By:  /s/ Beth Goldstein
                              ----------------------------------
                         Name:    Beth Goldstein
                              -----------------------------------
                         Its:     Authorized Agent
                              -----------------------------------

                         PURCHASER: VESTAR DEVELOPMENT CO., an Arizona corporation

                         By:  /s/  David V. Latcher
                               --------------------------------
                         Name:     David V. Latcher
                               ----------------------------
                         Its:      Vice President
                               ------------------------------